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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): July 26, 2002
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                           THE MED-DESIGN CORPORATION
                           ---------------------------
                 (Exact Name of Registrant Specified in Charter)

         Delaware                       0-25852                23-2771475
     ----------------            ---------------------       --------------
      (State or Other              (Commission File         (I.R.S. Employer
      Jurisdiction of                   Number)            Identification No.)
      Incorporation)

             2810 Bunsen Avenue
             Ventura, California                                   93003
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   (Address of Principal Executive Offices)                     (Zip Code)



       Registrant's telephone number, including area code: (805) 339-0375
                                                            -------------



           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (c)      Exhibits.

                  99.1 Presentation and notes serving as the basis for the presentation at The Med-Design Corporation's Annual Meeting of Stockholders held on July 26, 2002.

Item 9.  Regulation FD Disclosure.

         The presentation and notes filed as Exhibit 99.1 to this Form 8-K and incorporated herein by reference served as the basis of the registrant's presentation at its Annual Meeting of Stockholders on July 26, 2002, but is not a verbatim transcript.











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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             THE MED-DESIGN CORPORATION
                                                     (Registrant)


                                             By /s/ Lawrence Ellis
                                                ------------------------------
                                                Lawrence Ellis
                                                Chief Financial Officer



Dated: July 29, 2002








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                                  Exhibit Index
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Exhibit
-------

99.1 Presentation and notes serving as the basis for the presentation at The Med-Design's Annual Meeting of Stockholders on July 26, 2002.